THE TARGET PORTFOLIO TRUST

Small Capitalization Growth Portfolio

Supplement dated June 10, 2008

To the Prospectus and Statement of Additional Information dated December 31, 2007

At a recent meeting, the Board of Trustees approved (i) replacing RS Investment Management LP (“RS”) with Eagle Asset Management (“Eagle”), and (ii) replacing Transamerica Investment Management LLC (“Transamerica”) with Ashfield Capital Partners, LLC (“Ashfield”), as subadvisers to the Small Capitalization Growth Portfolio. The subadvisory replacements will be effective on or about July 15, 2008. Prudential Investments LLC (“PI” or the “Manager”) anticipates that assets initially allocated to Eagle and Ashfield would be comparable to assets currently allocated to RS and Transamerica, respectively. Allocation of assets between or among subadvisers is subject to change in the sole discretion of the Manager. The allocations among subadvisers will be reviewed by the Manager periodically, and the allocations among subadvisers may be altered or adjusted by the Manager without prior notice to shareholders. Such adjustments will be reflected in an annual update to the Prospectus.

1.            The following replaces the section of the Prospectus captioned “How the Trust Is Managed – Investment SubAdvisers – Small Cap Growth Portfolio”:

Small Cap Growth Portfolio

Eagle Asset Management (“Eagle”) and Ashfield Capital Partners, LLC (“Ashfield”) are the subadvisers for the Small Cap Growth Portfolio.

Eagle

Eagle Asset Management (Eagle) was founded in 1976 and is an autonomous wholly-owned subsidiary of Raymond James Financial, Inc. The firm provides an array of equity and fixed-income investing strategies to a variety of individual and institutional clients, both domestically and abroad. As of March 31, 2008, Eagle had approximately $14 billion in assets under management. Eagle's address is 880 Carillon Parkway, St. Petersburg, FL 33716.

Ashfield

Ashfield Capital Partners, LLC specializes in actively managed, growth-oriented investment strategies. Ashfield & Co., Inc., currently known as ACO Partners, Inc., was founded in 1973 and reorganized in February 2007 as Ashfield Capital Partners, LLC (Ashfield) when Old Mutual (US) Holdings Inc. purchased a majority interest in the firm. As of March 31, 2008, Ashfield had approximately $3.9 billion in assets under management. Ashfield's address is 750 Battery Street, Suite 600, San Francisco, CA 94111.

2.            The following replaces the section of the Prospectus captioned “How the Trust is Managed – Portfolio Managers – Small Cap Growth Portfolio”:

Eagle

Bert L. Boksen, CFA serves as the lead portfolio manager of the strategy. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He has 31 years of investment experience. He earned a B.A.

in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Bosken is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 13 years of investment experience as an analyst and research associate. He holds a B.A. in economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.

Ashfield

Peter A. Johnson, J. Stephen Thornborrow and Bradley J. Fretz manage the portion of the Portfolio advised by Ashfield.

Peter A. Johnson serves as Portfolio Manager/Analyst for Ashfield Capital Partners, LLC. Prior to 2007, he served as Portfolio Manager/Analyst for Ashfield & Co., Inc. Before joining Ashfield & Co., Inc. in 1994, he served as Vice President and Portfolio Manager at Harris Bretall Sullivan & Smith, Inc. and held the position of Vice President and Portfolio Manager at Loomis, Sayles & Co., overseeing both institutional and taxable accounts. Mr. Johnson began his career at Wells Fargo Bank as a management trainee and, later, Pension Trust Officer. He earned a B.A. from the University of Oregon. Mr. Johnson serves as the Chairman of the Finance Committee at Laguna Honda Hospital Volunteers, Inc. and is also a founding member of the Board of Trustees of the San Francisco Day School.

J. Stephen Thornborrow serves as Portfolio Manager/Analyst for Ashfield Capital Partners, LLC. Prior to 2007, he served as Portfolio Manager/Analyst for Ashfield & Co., Inc. Before joining Ashfield & Co., Inc. in 1984, he served as Senior Vice President at BA Investment Management, where he headed the Individual Portfolio Division. Before joining BA Investment Management, Mr. Thornborrow was Vice President and Investment Department Manager of California First Bank in San Diego and also held a variety of investment positions, including Director of Research, at the Northern Trust Company in Chicago. Mr. Thornborrow graduated with a B.A. with honors in economics from Northwestern University. He also holds a M.A. in economics from Northwestern University and a L.L.B. from Yale Law School.

Bradley J. Fretz serves as Portfolio Manager/Analyst for Ashfield Capital Partners, LLC. Prior to 2007, he served as Portfolio Manager/Analyst for Ashfield & Co., Inc. Before joining Ashfield & Co., Inc. in 1989, he held the position of First Vice President and Director of Investment Manager Evaluation Services in the Consulting Services Division of Shearson Lehman Hutton. Prior to that, Mr. Fretz was responsible for institutional product development at The Vanguard Group and also served as a consultant at both Johnson & Higgins and Aetna Life & Casualty. Mr. Fretz received a B.A. from Washington & Lee University and a M.B.A. from The Wharton School, University of Pennsylvania.

3.            The table of portfolio manager starting dates under the caption “How the Trust is Managed – Portfolio Managers” is amended to replace all references to RS and to Transamerica for Small Cap Growth Portfolio with Eagle and Ashfield, respectively, and to insert the names of Messrs. Boksen and Mintz (Eagle) and Messrs. Johnson, Thornborrow and Fretz (Ashfield), and a starting date of July 2008 for each.

4.            The section of Part I of the Statement of Additional Information captioned “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities” is amended by replacing the references to RS and Transamerica with Eagle and Ashfield, respectively, as follows:

Small Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Eagle (as of 4/30/08)	Bert Boksen	12/$1.0 billion	2/$40.7 million	2,810/$1.5 billion	none
	Eric Mintz	12/$1.0 billion	2/$40.7 million	2,810/$1.5 billion	none
Ashfield (as of 3/31/08)	Peter A. Johnson	7/$457.7 million	None	174/$2,524 million	none
	J. Stephen Thornborrow	7/$457.7 million	None	174/$2,524 million	none
	Bradley J Fretz	7/$457.7 million	None	174/$2,524 million	none

5.            The section of Part I of the Statement of Additional Information captioned “Management & Advisory Arrangements – Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest” ” is amended by replacing the references to RS and Transamerica with Eagle and Ashfield, respectively, as follows:

Eagle

Compensation

Mr. Boksen and Mr. Mintz are paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys; Mr. Boksen and Mr. Mintz along with other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term; Additional deferred compensation plans are provided to key investment professionals; Mr. Boksen and Mr. Mintz along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. There is no difference between the method used to determine Mr. Boksen's and Mr. Mintz's compensation with respect to the Fund and other Funds managed by Mr. Boksen and Mr. Mintz. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. Mr. Boksen and Mr. Mintz also receive Stock option awards as part of their annual Bonus. These stock option awards vest over a three-year period. Mr. Boksen's and Mr. Mintz's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen's and Mr. Mintz's benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Conflicts of Interest

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership. On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership. Conflicts of Interest Eagle's portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Ashfield

Compensation

Ashfield Capital Partners, LLC (“ACP” or “Ashfield”) is committed to providing industry competitive benefits and compensation to its employees. Compensation incentives currently in place for all employees consist of base salary plus participation in ACP’s discretionary incentive bonus program based on the firm’s overall performance and the employee’s individual contributions to the firm’s success.

All employees share in the profits of ACP through the firm’s Profit Sharing Plan. Additionally, investment professionals and certain key employees have either an equity stake in the firm through ACO Partners (formerly known as Ashfield & Co.) or have been granted a profits interest in the firm through Ashfield Participation LP.

Compensation payments made through ACP’s discretionary bonus program and the firm's profit sharing plan are based on the firm’s calendar year profitability.

Employees with an equity stake in the firm and those who have been granted a profits interest in ACP receive quarterly distributions based upon the firm's profits.

Conflicts of Interest

Ashfield seeks to minimize the potential conflicts of interest that may arise from a Portfolio Manager’s management of the Fund(s) and management of non-Fund accounts. All Ashfield personnel are prohibited from engaging in inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty. To that end, Ashfield has adopted and implemented the following compliance policies and procedures:

Trade Allocation

Ashfield manages several different types of accounts; for example, registered mutual funds, sub-advisory accounts, institutional accounts, ERISA accounts, and various wrap platform accounts. Because of the different fee structures, a Portfolio Manager may be viewed as having a reason to favor the performance of one account over another. In order to discourage the appearance of or actual favoritism, trades are aggregated when possible and allocated on a pro-rata basis regardless of the account type or fee structure. If a particular program cannot accommodate this, then trades are done in rotation.

Directed Brokerage

With Ashfield’s consent, clients may direct brokerage transactions for their account to be effected through a specified broker-dealer. By directing a portion of a portfolio’s generated brokerage commissions to a particular broker-dealer, the client acknowledges that Ashfield may not be in a position to commingle or “bunch” orders for purposes of execution with orders for the same securities for other accounts managed by Ashfield. In cases where an account has instructed Ashfield to direct brokerage to a particular broker-dealer, orders for that account may be placed after brokerage orders for accounts that do not impose such restrictions.

Personal Trading

Ashfield has adopted a Code of Ethics intended to monitor trading activities of Ashfield’s employees, including officers and directors of Ashfield (“Covered Persons”). The Code of Ethics establishes personal trading policies, restrictions and reporting requirements to help insure that personal trading habits are not contrary to the best interests of our clients. The Code generally requires Covered Persons to pre-clear transactions in covered securities, including transactions in limited offerings; prohibits participation in IPOs; and requests that brokers send the Chief Compliance Officer (CCO) duplicate copies of all trade confirmations and account statements. The CCO regularly reviews reported trades to the broker’s confirmations and account statements to ensure all required personal trades are being reported, and periodically reviews employee trading patterns to client trades to ensure there is no conflict of interest.

Ashfield has adopted a policy that discourages its employees from trading in individual securities for their personal accounts. Ashfield does encourage all employees who like to invest in the stock markets to invest in mutual fund products. Such investments may include the mutual funds advised by Ashfield or the various mutual funds organized by its affiliates. Personal investments in affiliated funds are reportable and mutual funds advised by Ashfield may not be bought and then sold at a profit in less than a 90-day calendar period.

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